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                                                                   EXHIBIT 10.23

                  SECOND AMENDED AND RESTATED PUT OPTION LETTER

June 29, 2004

Arabica Funding, Inc.
c/o Global Securitization Services, LLC
445 Broad Hollow Road
Suite 239
Melville, NY 11747

             Re: Second Amended and Restated Lease and License Financing and Purchase Option Agreement

Dear Sirs:

      We refer to the Second Amended and Restated Lease and License Financing and Purchase Option Agreement, dated as of the date hereof, between you and us (the "AGREEMENT"). Terms defined in the Agreement are, unless otherwise specified, used herein with the same meaning. This Second Amended and Restated Put Option Letter amends and restates the Amended and Restated Put Option Letter, dated as of April 25, 2001, issued by us to you. In consideration of your entering into the Agreement and the other Lease/Purchase Documents and, among other things, providing the favorable lease and license financing terms therein provided and undertaking the transactions contemplated by the Agreement, we hereby grant to you the options described below:

      SECTION 1. PUT UPON DEFAULT.

      (a) We hereby grant to you an option (the "DEFAULT OPTION") to require us to purchase from you all (but not less than all) of the Assets then subject to the Agreement, upon the delivery to us of a written notice from you which declares that an Event of Default has occurred under Section 23 of the Agreement (the "DEFAULT DECLARATION") for a consideration equal to the Exercise Price as of the Exercise Price Payment Date, provided, however, that such option shall be deemed to have been exercised immediately prior to the occurrence of an Event of Default under Section 23(f)(i) of the Agreement and immediately prior to the commencement of any case, proceeding or other action of the type referenced in
Section 23(f)(ii) of the Agreement. The "EXERCISE PRICE" of the Assets means, as of any Exercise Price Payment Date, the sum of (i) the aggregate unpaid Acquisition Cost of the Assets, plus (ii) any and all accrued and unpaid Rent to the Exercise Price Payment Date, plus (iii) $10. The "EXERCISE PRICE PAYMENT DATE" means the date for payment of the Exercise Price, as specified in the notice referred to below in this subsection, provided, however, that in the event of a deemed exercise of the option, as provided above, the Exercise Price Payment Date shall be the date on which the option is deemed to have been exercised. The Default Option may not be exercised if an Event of Loss has occurred. The Default Option must be exercised by notice in substantially the form attached hereto as Schedule 1 (the "DEFAULT OPTION NOTICE"), signed by you or on your behalf and served simultaneously with or during a period of thirty
(30) days following the delivery of the Default Declaration.

                     Second Amended and Restated Put Option

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      (b) On the Exercise Price Payment Date: (i) possession and title to the
Assets shall vest in us on an "as-is and where-is" basis, irrespective of whether the Exercise Price has been paid by us to you, free from all Liens (other than Liens created by us or, until payment of the Exercise Price and all other amounts payable under the Lease/Purchase Documents, the Liens of the Company Security Documents and other Liens referenced in Sections 8 and 33 of the Agreement), but without any warranty by or recourse to you with regard to the condition or fitness of the Assets or otherwise in any respect, provided that if we fail to pay the Exercise Price in full you may retain possession of the Assets and may exercise remedies under the Company Security Documents and other Lease/Purchase Documents and (ii) the Exercise Price shall become due and immediately payable by us to you. Any passing of title hereunder shall be without prejudice to the rights of the parties under the Agreement or under this letter.

      SECTION 2. PUT UPON ILLEGALITY.

      (a) This Section 2 shall apply in the event that the effects of any law, order, regulation or official directive cannot be avoided pursuant to the provisions of Section 16 of the Agreement (an "UNAVOIDABLE ILLEGALITY"). In such circumstances, we hereby grant you an option (the "ILLEGALITY UNWIND Option") to require us to purchase from you in the event of an Unavoidable Illegality all (but not less than all) of the Assets, such option to be exercised by your delivery to us of a written notice in substantially the form attached hereto as
Schedule 1 (the "ILLEGALITY UNWIND OPTION NOTICE"). Then, and in each such case, we shall purchase all of the Assets by paying (i) the unpaid Acquisition Cost upon demand, plus (ii) any and all accrued and unpaid Rent, plus (iii) $10.00 (the "ILLEGALITY REPURCHASE PRICE").

      (b) Upon the exercise of the Illegality Unwind Option and payment of the Illegality Repurchase Price, property and title to the Assets shall vest in and be accepted by us on an "as-is and where-is" basis and shall be deemed to have passed on such delivery free from all Liens created by you (other than Liens created by us or, until payment of the Exercise Price and all other amounts payable under the Lease/Purchase Documents, the Liens of the Company Security Documents and other Liens referenced in Sections 8 and 33 of the Agreement), but without any warranty by or recourse to you with regard to the condition or fitness of the Assets or otherwise in any respect. Any passing of title hereunder shall be without prejudice to the rights of the parties under the Agreement or under this letter.

      SECTION 3. PUT UPON CAPITAL EVENT.

      (a) We hereby grant to you the option (the "CAPITAL EVENT OPTION") to require us to purchase from you upon the occurrence of a Capital Event all or a pro rata portion of all of the Assets, such option to be exercised by delivery to us of a written notice from you to us in substantially the form attached hereto as Schedule 1, signed by you or on your behalf, for a consideration equal to the Capital Event Exercise Price as of the Capital Event Exercise Price Payment Date. If a pro rata portion of all of the Assets is to be purchased pursuant to an exercise of the Capital Event Option, such pro rata portion shall be equal to the pro rata portion that the unpaid Capital Event Asset Acquisition Cost (as defined below) represents of the aggregate unpaid Acquisition Cost.

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      "CAPITAL EVENT" means the unpaid Acquisition Cost exceeding the Reference
Amount as a result of a reduction, if any, of the Reference Amount pursuant to clause (ii)(x) of the definition of "Reference Amount".

      "CAPITAL EVENT EXERCISE PRICE" means, as of any Capital Event Exercise Price Payment Date, the sum of (i) the unpaid Capital Event Asset Acquisition Cost, plus (ii) any and all accrued and unpaid Rent in respect of the unpaid Capital Event Asset Acquisition Cost to the Capital Event Exercise Price Payment Date, plus (iii) $10.

      "UNPAID CAPITAL EVENT ASSET ACQUISITION COST" means an amount equal to the excess of the unpaid Acquisition Cost over the Reference Amount as determined on the Capital Event Exercise Price Payment Date.

      "CAPITAL EVENT EXERCISE PRICE PAYMENT DATE" means the date for payment of the Exercise Price, as specified in the notice referred to above in this subsection.

      (b) The Capital Event Option may not be exercised if an Event of Loss has occurred.

      (c) On the Capital Event Exercise Price Payment Date: (i) possession and title to all or a pro rata portion of the Assets, as the case may be, shall vest in us on an "as-is and where-is" basis, irrespective of whether the Capital Event Exercise Price has been paid by us to you, free from all Liens (other than Liens created by us or, until payment of the Capital Event Exercise Price and all other amounts payable under the Lease/Purchase Documents, the Liens of the Security Documents and other Liens referenced in Sections 8 and 33 of the Agreement), but without any warranty by or recourse to you with regard to the condition or fitness of the Assets or otherwise in any respect, provided that if we fail to pay the Capital Event Exercise Price in full you may retain possession of the Assets and may exercise remedies under the Company Security Documents and other Lease/Purchase Documents and (ii) the Capital Event Exercise Price shall become due and immediately payable by us to you. Any passing of title hereunder shall be without prejudice to the rights of the parties under the Agreement or under this letter.

      SECTION 4. PUT UPON ASSET SALE EVENT.

      (a) We hereby grant to you the option (the "ASSET SALE EVENT OPTION") to require us to purchase from you upon the occurrence of an Asset Sale Event all or a pro rata portion of all of the Assets, such option to be exercised by delivery to us of a written notice from you to us in substantially the form attached hereto as Schedule 1, signed by you or on your behalf, for a consideration equal to the Asset Sale Event Exercise Price as of the Asset Sale Event Exercise Price Payment Date. If a pro rata portion of all of the Assets is to be purchased pursuant to an exercise of the Asset Sale Event Option, such pro rata portion shall be equal to the pro rata portion that the unpaid Asset Sale Event Asset Acquisition Cost (as defined below) represents of the aggregate unpaid Acquisition Cost.

      "ASSET SALE EVENT" means any date on which the unpaid Acquisition Cost exceeds the Reference Amount as a result of a reduction, if any, of the Reference Amount pursuant to clause (ii)(y) of the definition of "Reference Amount".

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      "ASSET SALE EVENT EXERCISE PRICE" means, as of any Asset Sale Event
Exercise Price Payment Date, the sum of (i) the unpaid Asset Sale Event Asset Acquisition Cost, plus (ii) any and all accrued and unpaid Rent in respect of the unpaid Asset Sale Event Asset Acquisition Cost to the Asset Sale Event Exercise Price Payment Date, plus (iii) $10.

      "UNPAID ASSET SALE EVENT ASSET ACQUISITION COST" means an amount equal to the excess of the unpaid Acquisition Cost over the Reference Amount as determined on the Asset Sale Event Exercise Price Payment Date.

      "ASSET SALE EVENT EXERCISE PRICE PAYMENT DATE" means the date for payment of the Exercise Price, as specified in the notice referred to above in this subsection.

      (b) The Asset Sale Event Option may not be exercised if an Event of Loss has occurred.

      (c) On the Asset Sale Event Exercise Price Payment Date: (i) possession and title to all or a pro rata portion of all of the Assets, as the case may be, shall vest in us on an "as-is and where-is" basis, irrespective of whether the Asset Sale Event Exercise Price has been paid by us to you, free from all Liens (other than Liens created by us or, until payment of the Asset Sale Event Exercise Price and all other amounts payable under the Lease/Purchase Documents, the Liens of the Security Documents and other Liens referenced in Sections 8 and 33 of the Agreement), but without any warranty by or recourse to you with regard to the condition or fitness of the Assets or otherwise in any respect, provided that if we fail to pay the Asset Sale Event Exercise Price in full you may retain possession of the Assets and may exercise remedies under the Company Security Documents and other Lease/Purchase Documents and (ii) the Asset Sale Event Exercise Price shall become due and immediately payable by us to you. Any passing of title hereunder shall be without prejudice to the rights of the parties under the Agreement or under this letter.

      SECTION 5. PUT UPON RECOVERY EVENT.

      (a) We hereby grant to you the option (the "RECOVERY EVENT OPTION") to require us to purchase from you upon the occurrence of a Recovery Option Event all or a portion of the Assets, such option to be exercised by delivery to us of a written notice from you to us in substantially the form attached hereto as
Schedule 1, signed by you or on your behalf, for a consideration equal to the Recovery Event Exercise Price as of the Recovery Event Exercise Price Payment Date. If a pro rata portion of all of the Assets is to be purchased pursuant to an exercise of the Recovery Event Option, such pro rata portion shall be equal to the pro rata portion that the unpaid Recovery Event Asset Acquisition Cost (as defined below) represents of the aggregate unpaid Acquisition Cost.

      "RECOVERY OPTION EVENT" means any date on which any member of the Restricted Group shall receive Net Cash Proceeds from a Recovery Event and no Reinvestment Notice shall have been delivered in respect thereof.

      "RECOVERY EVENT EXERCISE PRICE" means, as of any Recovery Event Exercise Price Payment Date, the sum of (i) the unpaid Recovery Event Asset Acquisition Cost, plus (ii)

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any and all accrued and unpaid Rent in respect of the unpaid Recovery Event
Asset Acquisition Cost to the Recovery Event Exercise Price Payment Date, plus
(iii) $10.

      "RECOVERY EVENT EXERCISE PRICE PAYMENT DATE" means the date for payment of the Exercise Price, as specified in the notice referred to above in this subsection.

      "UNPAID RECOVERY EVENT ASSET ACQUISITION COST" means an amount equal to 50% of the Net Cash Proceeds from the relevant Recovery Event received by any member of the Restricted Group.

      (b) The Recovery Event Option may not be exercised if an Event of Loss has occurred.

      (c) On the Recovery Event Exercise Price Payment Date: (i) possession and title to all or a pro rata portion of all of the Assets, as the case may be, shall vest in us on an "as-is and where-is" basis, irrespective of whether the Recovery Event Exercise Price has been paid by us to you, free from all Liens (other than Liens created by us or, until payment of the Recovery Event Exercise Price and all other amounts payable under the Lease/Purchase Documents, the Liens of the Security Documents and other Liens referenced in Sections 8 and 33 of the Agreement), but without any warranty by or recourse to you with regard to the condition or fitness of the Assets or otherwise in any respect, provided that if we fail to pay the Recovery Event Exercise Price in full you may retain possession of the Assets and may exercise remedies under the Company Security Documents and other Lease/Purchase Documents and (ii) the Recovery Event Exercise Price shall become due and immediately payable by us to you. Any passing of title hereunder shall be without prejudice to the rights of the parties under the Agreement or under this letter.

      SECTION 6. PUT UPON REINVESTMENT OPTION EVENT.

      (a) We hereby grant to you the option (the "REINVESTMENT EVENT OPTION") to require us to purchase from you upon the occurrence of a Reinvestment Option Event all or a pro-rata portion of the Assets, such option to be exercised by delivery to us of a written notice from you to us in substantially the form attached hereto as Schedule 1, signed by you or on your behalf, for a consideration equal to the Reinvestment Event Exercise Price as of the Reinvestment Event Exercise Price Payment Date. If a pro rata portion of all of the Assets is to be purchased pursuant to an exercise of the Reinvestment Event Option, such pro rata portion shall be equal to the pro rata portion that the unpaid Reinvestment Event Asset Acquisition Cost (as defined below) represents of the aggregate unpaid Acquisition Cost.

      "REINVESTMENT OPTION EVENT" means the earlier of (i) the date occurring 270 days after the relevant Reinvestment Event and (ii) the date on which the Company shall have determined not to, or shall have otherwise ceased to, acquire or repair assets useful in the Company's business with all or any portion of the relevant Reinvestment Deferred Amount.

      "REINVESTMENT EVENT EXERCISE PRICE" means, as of any Reinvestment Event Exercise Price Payment Date, the sum of (i) the unpaid Reinvestment Event Asset Acquisition Cost, plus (ii) any and all accrued and unpaid Rent in respect of the unpaid Reinvestment Event Asset Acquisition Cost to the Reinvestment Exercise Price Payment Date, plus (iii) $10.

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      "REINVESTMENT EVENT EXERCISE PRICE PAYMENT DATE" means the date for payment of the Exercise Price, as specified in the notice referred to above in this subsection.

      "UNPAID REINVESTMENT EVENT ASSET ACQUISITION COST" means an amount equal to (x) the Reinvestment Deferred Amount relating to the relevant Reinvestment Event minus (y) any amount expended prior to the relevant Reinvestment Event Exercise Price Payment Date to acquire or repair assets useful in the Company's business.

      (b) The Reinvestment Event Option may not be exercised if an Event of Loss has occurred.

      (c) On the Reinvestment Event Exercise Price Payment Date: (i) possession and title to all or a pro rata portion of all of the Assets, as the case may be, shall vest in us on an "as-is and where-is" basis, irrespective of whether the Reinvestment Event Exercise Price has been paid by us to you, free from all Liens (other than Liens created by us or, until payment of the Reinvestment Event Exercise Price and all other amounts payable under the Lease/Purchase Documents, the Liens of the Security Documents and other Liens referenced in Sections 8 and 33 of the Agreement), but without any warranty by or recourse to you with regard to the condition or fitness of the Assets or otherwise in any respect, provided that if we fail to pay the Reinvestment Event Exercise Price in full you may retain possession of the Assets and may exercise remedies under the Company Security Documents and other Lease/Purchase Documents and (ii) the Reinvestment Event Exercise Price shall become due and immediately payable by us to you. Any passing of title hereunder shall be without prejudice to the rights of the parties under the Agreement or under this letter.

      SECTION 7. PUT WITHIN FIVE BUSINESS DAYS OF LEASE OF NEW ASSETS.

      (a) We hereby grant to you the option (the "NEW ASSET OPTION") to require us to purchase from you all or a pro-rata portion of all of any new Assets made subject to the Agreement on a particular date (the "REFERENCE DATE"), which option may only be exercised within 5 Business Days of such Reference Date by delivery to us of a written notice from you to us in substantially the form attached hereto as Schedule 1, signed by you or on your behalf, for a consideration equal to the New Exercise Price as of the New Asset Exercise Price Payment Date. If a pro rata portion of all of such new Assets is to be purchased pursuant to an exercise of the New Asset Option, such pro rata portion shall be equal to the pro rata portion that the unpaid New Asset Acquisition Cost (as defined below) represents of the aggregate unpaid Acquisition Cost for all of such new Assets.

      "NEW ASSET EXERCISE PRICE" means, as of any New Asset Exercise Price Payment Date, the sum of (i) the aggregate unpaid New Asset Acquisition Cost, plus (ii) any and all accrued and unpaid Rent in respect of the unpaid New Asset Acquisition Cost to the New Asset Exercise Price Payment Date, plus (iii) $10.

      "NEW ASSET EXERCISE PRICE PAYMENT DATE" means the date for payment of the Exercise Price, as specified in the notice referred to above in this subsection.

      "UNPAID NEW ASSET ACQUISITION COST" means the unpaid Acquisition Cost attributable to the new Assets in respect of which the New Asset Option has been exercised.

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      (b) The New Asset Option may not be exercised if an Event of Loss has occurred.

      (c) On the New Asset Exercise Price Payment Date: (i) possession and title to all or a pro rata portion of all of the Assets, as the case may be, shall vest in us on an "as-is and where-is" basis, irrespective of whether the New Asset Exercise Price has been paid by us to you, free from all Liens (other than Liens created by us or, until payment of the New Asset Exercise Price and all other amounts payable under the Lease/Purchase Documents, the Liens of the Security Documents and other Liens referenced in Sections 8 and 33 of the Agreement), but without any warranty by or recourse to you with regard to the condition or fitness of the Assets or otherwise in any respect, provided that if we fail to pay the New Asset Exercise Price in full you may retain possession of the Assets and may exercise remedies under the Company Security Documents and other Lease/Purchase Documents and (ii) the New Asset Exercise Price shall become due and immediately payable by us to you. Any passing of title hereunder shall be without prejudice to the rights of the parties under the Agreement or under this letter.

      SECTION 8. MISCELLANEOUS. We hereby undertake to pay to you, upon demand, to the extent permitted by law, a late fee on any amount payable under this letter that is not paid when due, for any period for which any of the same is overdue (without regard to any grace period) at a rate per annum equal to the Late Payment Rate. This letter shall be binding upon, and inure to and for the benefit of, you and us and our respective successors and assigns. You and we agree that this letter may not be assigned in whole or in part without the prior written consent of the other party hereto. You and we agree that any assignment of the Agreement by any party thereto must include an assignment and assumption of this letter. Each communication to be made under this letter shall be made in writing in accordance with the notice provisions of the Agreement. We hereby covenant and agree to complete and convey an acknowledgment in substantially the form set out in Schedule 2 hereto to you (i) immediately, in the case of our receipt of an Illegality Unwind Option Notice, and (ii) on the relevant exercise price payment date, in the case of our receipt of any of the other option exercise notices hereunder. The options granted by this letter are irrevocable for so long as any sums remain outstanding under the Agreement. This letter shall be governed by, and construed in accordance with, the laws of the State of New York. The parties agree that the last sentence of Section 33 of the Agreement (relating to submission to jurisdiction) and the provisions of Section 34 of the Agreement (relating to waiver of jury trial) are incorporated by reference into this letter with the same force and effect as if such provisions were set forth herein in full.

                             SIGNATURE PAGE FOLLOWS

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                                      CARIBOU COFFEE COMPANY, INC.

                                      By: /s/ George E. Mileusnic
                                          ___________________________________
                                          Name:  George E. Mileusnic
                                          Title: Chief Financial Officer